UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-07089

              DREYFUS PENNSYLVANIA INTERMEIDATE MUNICIPAL BOND FUND
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        November 30


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus
      Pennsylvania
      Intermediate
      Municipal Bond Fund

      SEMIANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund covers the six-month period from December 1, 2002, through May 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

We have recently seen encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disruptions in oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003. At the same time, $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we believe that selectivity will be a key to success in the equity markets. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2003, the fund achieved a total return of 4.96% .(1) In comparison, the fund' s benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 6.70% for the reporting period.(2) In addition, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.07%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s performance during the reporting period primarily to weak economic growth, low interest rates and a lack of supply within Pennsylvania' s municipal bond market. The fund produced lower returns than its benchmark and peer group average, primarily because it was defensively positioned at a time when a more aggressive investment posture might have produced better results. However, with municipal bond yields hovering near historical lows, we believe that a more conservative approach continues to be an appropriate strategy.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund generally maintains a dollar-weighted average portfolio maturity between three and ten years. While the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in municipal bonds rated below investment grade ("high-yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Despite the Federal Reserve Board's previous interest-rate reductions, economic growth remained sluggish throughout the reporting period. Economic weakness was heightened by international tensions that culminated in the war in Iraq. These factors put downward pressure on municipal bond yields. In addition, an ongoing surge in investor demand for high-quality, tax-exempt bonds also kept bond yields near historically low levels. As yields fell, municipal bond prices generally rose, contributing positively to the fund's total return.

The fund might have produced higher returns during the market rally had it not been for its defensive positioning, which included a relatively short average duration -- a measure of sensitivity to changing interest rates. During the reporting period, we adopted a defensive investment posture because we believed that, after a prolonged cycle of falling interest rates, the risks of market declines outweighed the possibility of further gains. In addition, a general dearth of Pennsylvania municipal bonds meeting our investment criteria made it difficult to extend the fund's average duration.

The municipal bond market was also influenced by the deteriorating fiscal condition of many issuers. While Pennsylvania has fared better than other
states,   the   state'  s   tax  revenues  have  failed  to  meet  projections,

and Pennsylvania faces a $2.5 billion budget deficit. To bridge its budget gap, state lawmakers have proposed cutting spending and, potentially, raising state
income    taxes.

When looking for new bonds to purchase, we sought income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early, or "called," by their issuers. Prices of these " cushion bonds" have been supported by high levels of investor demand. We have focused on bonds with maturities of approximately 15 years and protection from early redemption over the next eight to 10 years.

What is the fund's current strategy?

We have continued to maintain a relatively defensive investment posture, emphasizing high-quality, income-oriented securities that, in our view, are likely to hold their value better than other types of bonds during periods of market weakness. In addition, we have continued to be patient in our search for securities that meet our investment criteria. As the state addresses its budget shortfalls, it is possible that issuance of municipal bonds will increase and securities that meet the fund's investment criteria will become available. In the meantime, we believe that our strategy is appropriate under current market conditions.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

May 31, 2003 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.9%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--98.6%

Albert Gallatin Area School District

   5.15%, 9/1/2014 (Insured; MBIA)                                                            1,220,000                1,354,310

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  967,104

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,720,000                1,847,194

Butler Area Sewer Authority, Sewer Revenue

  Zero Coupon, 1/1/2010 (Prerefunded 3/15/2005)

   (Insured; FGIC)                                                                              600,000  (a)             493,950

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  913,724

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000                  446,504

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  513,365

Council Rock School District

   4.75%, 11/15/2017 (Insured; FGIC)                                                          2,500,000                2,630,300

Delaware River Port Authority

  (Port District Project)

   4.75%, 1/1/2012 (Insured; MBIA)                                                            1,000,000                1,080,700

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,010,000                  848,137

Harrisburg Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,360,836

Harrisburg Parking Authority, Parking Revenue

   5.75%, 5/15/2014 (Insured; FSA)                                                              740,000                  885,824

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                1,115,260

Horsham Water Authority, Water Revenue

   5.25%, 11/15/2011 (Insured; AMBAC)                                                           510,000                  527,330

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  880,135

      6%, 11/15/2009                                                                          1,500,000                1,555,485

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  897,441

Monroe County Hospital Authority, HR

   (Pocono Medical Center) 5.50%, 1/1/2012                                                    1,095,000                1,246,154

Monroeville Municipal Authority, Sewer Revenue

   5.25%, 12/1/2015 (Insured; MBIA)                                                           1,035,000                1,190,736


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Mount Lebanon School District

   5%, 2/15/2018 (Insured; MBIA)                                                              1,000,000                1,104,740

Norristown:

   Zero Coupon 12/15/2011                                                                     1,465,000                1,064,938

   Zero Coupon 12/15/2013                                                                       735,000                  481,146

State of Pennsylvania

   5.125%, 9/15/2011 (Insured; AMBAC)                                                         2,000,000                2,224,500

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              305,000                  315,214

Pennsylvania Finance Authority, Revenue (Penn Hills

   Project) 5.25%, 12/1/2013 (Insured; FGIC)                                                  2,045,000                2,265,103

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    Health Services (University of Pennsylvania):

         5.35%, 1/1/2008                                                                      3,995,000                4,298,540

         7%, 1/1/2008                                                                           800,000                  838,888

      (State System for Higher Education)

         5.25%, 12/15/2014 (Insured; AMBAC)                                                   1,600,000                1,796,704

      (UPMC Health System):

         6%, 1/15/2013                                                                        1,995,000                2,261,612

         6%, 1/15/2014                                                                        1,580,000                1,770,406

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  369,530

      6.20%, 4/1/2005                                                                           410,000                  416,244

      6.20%, 10/1/2005                                                                          420,000                  428,064

      5.75%, 4/1/2006                                                                           400,000                  429,912

      6.10%, 4/1/2006                                                                           455,000                  464,669

      5.75%, 10/1/2006                                                                          415,000                  445,527

      6.10%, 10/1/2006                                                                          465,000                  476,472

      5.90%, 10/1/2008                                                                        1,075,000                1,162,989

      5.45%, 10/1/2014                                                                        4,000,000                4,120,840

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  905,815

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  171,377

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia Funding Program):

      5.50%, 6/15/2011 (Insured; FGIC)                                                        2,000,000                2,208,680

      5.25%, 6/15/2016 (Insured; FGIC)                                                        1,200,000                1,350,072

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,000,000                2,204,300

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania State Turnpike Commission, Oil Franchise

   Tax Revenue 5.25%, 12/1/2018 (Insured; AMBAC)                                              1,000,000                1,117,410

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  401,184

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,080,090

   Gas Works Revenue

      5.50%, 7/1/2015 (Insured; FSA)                                                          1,550,000                1,779,788

   Water and Wastewater Revenue:

      5.75%, 6/15/2013

         (Insured; MBIA) (Prerefunded 6/15/2003)                                              1,845,000  (a)           1,885,516

      5.75%, 6/15/2013 (Prerefunded 6/15/2003)
         (Insured; MBIA)                                                                        305,000  (a)             311,695

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

    (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             473,676

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  530,945

         5%, 5/15/2011                                                                        2,500,000                2,679,500

      (Temple University Hospital) 6.50%, 11/15/2008                                          2,455,000                2,632,693

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                130,000                  130,719

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  519,750

Sayre Health Care Facilities Authority, Revenue

  (Guthrie Health):

      6.25%, 12/1/2013                                                                        1,800,000                2,067,246

      6.25%, 12/1/2014                                                                        1,000,000                1,138,870

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Prerefunded 3/1/2004)                                                  85,000  (a)              88,505

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)              49,154

State Public School Building Authority, School Revenue:

  Lease (Daniel Boone School District Project)

      5%, 4/1/2017 (Insured; MBIA)                                                            1,005,000                1,118,424

   (York School District Project)
      5%, 5/1/2013 (Insured; FSA)                                                             1,235,000                1,424,671

Trinity Area School District

   5.20%, 11/1/2012 (Insured; FSA)                                                            1,235,000                1,419,719


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

West Jefferson Hills School District

   5.25%, 8/1/2015 (Prerefunded 8/1/2003)
   (Insured; FGIC)                                                                            2,280,000  (a)           2,296,416

West Mifflin Sanitary Sewer Municipal Authority,

   Sewer Revenue 4.90%, 8/1/2013 (Insured; MBIA)                                                880,000                  951,289

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,410,990

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,590,000                1,383,507

Wilson Pennsylvania Area School District

   5.125%, 3/15/2016 (Insured; FGIC)                                                          1,300,000                1,467,037

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  992,580

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  910,270

U.S. RELATED--.3%

Puerto Rico Electric Power Authority, Power Revenue

   6%, 7/1/2006 (Prerefunded 7/1/2004)                                                          225,000  (a)             240,572
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $79,341,693)                                                                             98.9%               84,832,987

CASH AND RECEIVABLES (NET)                                                                         1.1%                  903,502

NET ASSETS                                                                                       100.0%               85,736,489


                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                   American Municipal Bond
                            Assurance Corporation

EDR                     Economic Development Revenue

FGIC                    Financial Guaranty Insurance
                            Company

FSA                     Financial Security Assurance

HR                      Hospital Revenue

LR                      Lease Revenue

MBIA                    Municipal Bond Investors
                            Assurance Insurance
                            Corporation

PCR                     Pollution Control Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.8

AA                               Aa                              AA                                               16.9

A                                A                               A                                                14.9

BBB                              Baa                             BBB                                               8.3

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.1

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  79,341,693  84,832,987

Cash                                                                  1,303,716

Interest receivable                                                   1,086,456

Receivable for shares of Beneficial Interest subscribed                  10,655

Prepaid expenses                                                          7,180

                                                                     87,240,994
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,634

Payable for investment securities purchased                           1,415,211

Payable for shares of Beneficial Interest redeemed                       19,039

Accrued expenses                                                         27,621

                                                                      1,504,505
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       85,736,489
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      80,062,340

Accumulated undistributed investment income--net                        175,220

Accumulated net realized gain (loss) on investments                       7,635

Accumulated gross unrealized appreciation
  on investments                                                      5,491,294
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       85,736,489
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 6,094,776

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.07

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,056,183

EXPENSES:

Management fee--Note 3(a)                                              257,579

Shareholder servicing costs--Note 3(b)                                  52,306

Professional fees                                                       26,067

Registration fees                                                        5,893

Custodian fees                                                           5,444

Prospectus and shareholders' reports                                     4,844

Trustees' fees and expenses--Note 3(c)                                   3,354

Loan commitment fees--Note 2                                               809

Miscellaneous                                                            7,288

TOTAL EXPENSES                                                         363,584

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (19,336)

NET EXPENSES                                                           344,248

INVESTMENT INCOME--NET                                               1,711,935
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 33,144

Net unrealized appreciation (depreciation) on investments            2,415,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,448,444

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,160,379

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2003           Year Ended
                                              (Unaudited)    November 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,711,935            3,298,416

Net realized gain (loss) on investments            33,144              172,621

Net unrealized appreciation (depreciation)
   on investments                               2,415,300              937,091

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,160,379            4,408,128
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,692,506)           (3,249,697)

Net realized gain on investments                (191,015)             (831,597)

TOTAL DIVIDENDS                               (1,883,521)           (4,081,294)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,585,162           22,005,937

Dividends reinvested                            1,416,613            3,174,840

Cost of shares redeemed                      (12,243,669)         (14,842,656)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (1,241,894)           10,338,121

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,034,964            10,664,955
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            84,701,525           74,036,570

END OF PERIOD                                  85,736,489           84,701,525

Undistributed investment income--net              175,220                9,521
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       693,319            1,612,907

Shares issued for dividends reinvested            102,084              233,708

Shares redeemed                                  (882,798)          (1,087,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (87,395)              759,184

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                              May 31, 2003                                Year Ended November 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.70         13.65         13.12         12.87          13.73         13.44

Investment Operations:

        Investment income--net                         .28(b)        .57(b)        .59           .61            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .39           .20           .56           .31           (.76)          .30

Total from Investment Operations                       .67           .77          1.15           .92           (.17)          .90

Distributions:

Dividends from
   investment income--net                             (.27)         (.57)         (.59)         (.61)          (.59)         (.60)

Dividends from net realized
   gain on investments                                (.03)         (.15)         (.03)         (.06)          (.10)         (.01)

Total Distributions                                   (.30)         (.72)         (.62)         (.67)          (.69)         (.61)

Net asset value, end of period                       14.07         13.70         13.65         13.12          12.87         13.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.96(c)       5.81          8.94          7.38          (1.30)         6.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .80(d)        .80           .78           .80            .80           .80

Ratio of net investment income
   to average net assets                              3.99(d)       4.21          4.36          4.72           4.41          4.35

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .04(d)        .05           .04           .10            .12           .13

Portfolio Turnover Rate                               6.49(c)      10.77         27.47         34.68          45.37         26.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      85,736        84,702        74,037        64,739         71,677        73,963

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.16% TO 4.21%. PER
SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.
Treasury    securities    are    valued    at    the    last     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each
business    day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $637 during the period ended May 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2002 was as follows: tax exempt income $3,249,697, ordinary income $501,370 and long term capital gains $330,227. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2002 through May 31, 2003 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $19,336 during the period ended May 31, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may
include    personal    services    relating     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $24,511 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $15,028 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group, in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $1,159.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $5,477,040 and $8,129,290, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                     For More Information

                        Dreyfus
                        Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  105SA0503


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA INTERMEIDATE MUNICIPAL BOND FUND

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.